SPARTECH POLYCAST

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Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

Purchase Order: 9B16887

D2

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

SWS-Trimac Inc
5225 Davis Road
Saginaw, MI 48604
Phone: 989-791-4595
Fax: 989-791-1339

Order Date:	**11/2/2009**
Due Date:	**See Below**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**W56HZV-06-G-0006**
DMS Rating:	**DOA4**
Buyer:	**Ojeda, Elizabeth A.**

Notes

Please note CERTS and provide.
Parts to arrive on or before 11-6-09
2086- 1 W56HZV-06-G-0006 DOA4

OSI-10087 TERMS AND CONDITIONS APPLY

D3

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16887

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
7	12437254-2	D	**Welding**		EA	*	*	*
	QC Codes: 7	Job 2086-1-NOV-FEB Asm 0 Se	Due Date 11/17/2009	SO No: 2086-1/550400				
8	00068		**Set Up**		EA	*	*	*
			Due Date 11/17/2009	SO No: /550500				

*Confidential Treatment Requested

Accepted By Vendor:		Authorized By Optex:	[signature]	*Order Sub Total :*	*
				Tax :	$0.00
Date:		Date:	11-3-9	**Order Total :**	**$759.00**

D4

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B16801

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

SWS-Trimac Inc
5225 Davis Road
Saginaw, MI 48604
Phone: 989-791-4595
Fax: 989-791-1339

Order Date:	**10/9/2009**
Due Date:	**10/30/2009**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	
DMS Rating:	
Buyer:	**Ojeda, Elizabeth A.**

Notes Please note Certs and provide
3025
Parts to arrive 10/15/09

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems is an equal opportunity employer

Continued over ...

D5

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16801

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
1	12548820K1	A	**Welding**		EA	*	*	*
	QC Codes: 7	**Job 3025-12549839K1 Asm 4 S**	**Due Date 10/30/2009**	SO No: 3025/550400				
2	0006B		**Set Up**		EA	*	*	*
	E-B Weld Set up							
			Due Date 10/30/2009	SO No: 3025/550500				

*Confidential Treatment Requested

Accepted By Vendor: ______________________

Date: ______________________

Authorized By Optex: [signature]

Date: 10-12-9

Order Sub Total :	*
Tax :	$0.00
Order Total :	**$790.00**

D6

Optex Systems
1420 Presidential
Richardson, TX 75081

Phone: 972.644.0722
Fax: 972.234.3544

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to: Purchasing Dept. 972.234.3544

Purchase Order: 9B16834

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Attention:

SWS-Trimac Inc
5225 Davis Road
Saginaw, MI 48604
Phone: 989-791-4595
Fax: 989-791-1339

Order Date:	**10/20/2009**
Due Date:	**See Below**
Ship Via:	**United Parcel Servic**
Terms:	**Net 30 Days**
Prime Contract #:	**W56HZV-06-G-0006**
DMS Rating:	**DOA4**
Buyer:	**Ojeda, Elizabeth A.**

Notes

Please note CERTS and provide.
Parts to arrive on or before 10/23/09
2086- 1 W56HZV-06-G-0006 DOA4
Please expedite

OSI-10087 TERMS AND CONDITIONS APPLY

Optex Systems
1420 Presidential
Richardson, TX 75081
Phone: 972.644.0722
Fax: 972.234.3544

SWS-Trimac Inc:

Please fax signed copy of this Purchase Order to Purchasing Dept. 972.234.3544

Purchase Order: 9B16834

D

Instructions to seller:
1. Purchase Order number and Purchase Order item number must appear on all shipping documents, quality certifications, invoices and packages.
2. Packing sheets in detail must accompany each container showing complete description of the contents
3. All correspondence relative hereto will be addressed to the attention of the signer hereof.
4. This order will be governed by these instructions; any special conditions typed herein and other specifications, reports, and documents duly referenced herein.

Line	Part ID	Rev	Part Description		U/M	Quantity	Unit Price	Extd Price
7	12437254-2 EB WELD UNIT PRICE	D	**Welding**		EA	*	*	*
QC Codes: 7		Job 2086-1-OCT-65 Asm 0 Seq	Due Date 11/4/2009	SO No: 2086-1/550400				
8	0006B		**Set Up** Due Date 11/4/2009	SO No: /550500	EA	*	*	*

*Confidential Treatment Requested

Accepted By Vendor:		**Authorized By Optex:**	[signature]	*Order Sub Total :*	*
Date:		**Date:**	10-21-9	*Tax :*	$0.00
				Order Total :	**$990.00**